FIRST AMENDMENT TO SECURITIES LENDING AGENCY AGREEMENT

      This First Amendment to Securities Lending Agency Agreement is dated as of December 19, 2003, by and among Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust (each a "Trust") acting on behalf of each series thereof as set forth on Exhibit A hereto (each a "Series") (each Trust on behalf of each of its respective Series thereof, each the "Fund"), as such Schedule may be amended from time to time, and Brown Brothers Harriman & Co. ("BBH").

      Whereas, pursuant to the Securities Lending Agency Agreement dated as of March 27, 2003 by and among BBH and the Funds, as amended to date (the "Agreement"), BBH has been appointed the lending agent for the purpose of lending securities to approved borrowers on behalf of the Funds;

      Whereas, the Funds have requested, and BBH has agreed, to make certain modifications to the terms of the Agreement to amend the list of approved borrowers;

      Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree to amend the Agreement as follows:

I. Amendment to the Agreement

1. The Agreement is hereby amended by deleting Schedule 2 its entirety, and substituting therefore Schedule 2 attached hereto.

II. Miscellaneous

1. Other than as amended hereby, all terms and provisions of the Agreement are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, each Fund hereby ratifies and affirms each of the representations and warranties set forth in the Agreement and confirms that each representation and warranty remains true and correct as of the date hereof.

3. Upon receipt by BBH of a fully executed copy of this First Amendment, this First Amendment shall be deemed to be executed as an instrument under seal and governed by such laws as provided in Section 24 of the Agreement. This First Amendment may be executed in original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same First Amendment.

BROWN BROTHERS HARRIMAN & CO.,
AS AGENT


By:__/s/ Bonnie L. Hammer1_______________________
Name: Bonnie L. Hammerl
Title: Senior Vice President


On behalf of the FUNDS listed on Schedule 1 hereto


By:__/s/ Michael S. Spangler_______________________
Name:
Title: V.P.

                                    EXHIBIT A

Touchstone Investment Trust on behalf
of the following Series thereof:

Touchstone Intermediate Term U.S. Government Bond Fund
Touchstone U.S. Government Money Market Fund
Touchstone Institutional U.S. Government Money Market Fund
Touchstone Money Market Fund
Touchstone High Yield Fund
Touchstone Core Bond Fund

Touchstone Strategic Trust on behalf
of each of the following Series thereof:

Touchstone Enhanced 30 Fund
Touchstone Large Cap Growth Fund
Touchstone Growth Opportunities Fund
Touchstone International Equity Fund
Touchstone Value Plus Fund
Touchstone Small Cap Growth Fund
Touchstone Emerging Growth Fund

Touchstone Variable Series Trust on behalf of each of the following Series thereof:

Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Value Plus Fund
Touchstone Enhanced 30 Fund
Touchstone Large Cap Growth Fund
Touchstone Growth & Income Fund

Touchstone High Yield Fund
Touchstone Money Market Fund
Touchstone Third Avenue Value Fund  (effective 4/28/03)
Touchstone Emerging Growth Fund
Touchstone Baron Small Cap Fund

                                   SCHEDULE 2


ABN AMRO Incorporated
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Bear, Stearns Securities Corp.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Goldman Sachs & Co.
ING Financial Markets LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
MS Securities Services Inc.
SG Americas Securities, LLC
UBS Financial Services Inc.
UBS Securities LLC

             SECOND AMENDMENT TO SECURITIES LENDING AGENCY AGREEMENT

      This Second Amendment to Securities Lending Agency Agreement is dated as of June , 2004 by and among Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust (each a "Trust") acting on behalf of each series thereof as set forth on Exhibit A hereto (each a "Series") (each Trust on behalf of each of its respective Series thereof, each the "Fund") and Brown Brothers Harriman & Co. ("BBH").

      Whereas, pursuant to the Securities Lending Agency Agreement dated as of March 27, 2003 by and among BBH and the Funds, as amended to date (the "Agreement"), BBH has been appointed the lending agent for the purpose of lending securities to approved borrowers on behalf of the Funds;

      Whereas the Funds and BBH have agreed to make certain modifications in the terms of the Agreement to permit certain new Funds to appoint BBH as their lending agent and to amend the list of approved borrowers;

      Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree to amend the Agreement as follows:

I. Amendment to the Agreement

1. The Agreement is hereby amended by deleting Exhibit A and Schedule 2 in their entirety, and substituting therefore Exhibit A and Schedule 2 attached hereto.

II. Miscellaneous

1. Other than as amended hereby, all terms and provisions of the Agreement are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

2. By signing below where indicated, each Fund hereby ratifies and affirms each of the representations and warranties set forth in the Agreement and confirms that each representation and warranty remains true and correct as of the date hereof.

3. Upon receipt by BBH of a fully executed copy of this Second Amendment, this Second Amendment shall be deemed to be executed as an instrument under seal and governed by such laws as provided in Section 24 of the Agreement. This Second Amendment may be executed in original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Second Amendment.

BROWN BROTHERS HARRIMAN & CO.,
AS AGENT


By:__/s/ Mark H. Payson_______________________
Name: Mark H. Payson
Title: Senior Vice President



Touchstone Investment Trust for itself
and on behalf of each series thereof set forth in Exhibit A hereto

By:  __/s/ Patrick T. Bannigan_________________________
Patrick T. Bannigan, President


Touchstone Strategic Trust for itself
and on behalf of each series thereof set forth in Exhibit A hereto

By:  __/s/ Patrick T. Bannigan _________________________
Patrick T. Bannigan, President


Touchstone Variable Series Trust for itself and on behalf of each series thereof set forth in Exhibit A hereto

By:  ___/s/ Patrick T. Bannigan ________________________
Patrick T. Bannigan, President

                                    EXHIBIT A

Touchstone Investment Trust on behalf
of the following Series thereof:

Touchstone Intermediate Term U.S. Government Bond Fund
Touchstone U.S. Government Money Market Fund
Touchstone Institutional U.S. Government Money Market Fund
Touchstone Money Market Fund
Touchstone High Yield Fund
Touchstone Core Bond Fund

Touchstone Strategic Trust on behalf
of each of the following Series thereof:

Touchstone Enhanced 30 Fund
Touchstone Large Cap Growth Fund
Touchstone Growth Opportunities Fund
Touchstone International Equity Fund
Touchstone Value Plus Fund
Touchstone Small Cap Growth Fund
Touchstone Emerging Growth Fund
Touchstone Micro Cap Growth Fund

Touchstone Variable Series Trust on behalf of each of the following Series thereof:

Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Value Plus Fund
Touchstone Enhanced 30 Fund
Touchstone Large Cap Growth Fund
Touchstone Growth & Income Fund

Touchstone High Yield Fund
Touchstone Money Market Fund
Touchstone Third Avenue Value Fund  (effective 4/28/03)
Touchstone Emerging Growth Fund
Touchstone Baron Small Cap Fund

                                   SCHEDULE 2


ABN AMRO Incorporated
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Bear, Stearns Securities Corp.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Goldman Sachs & Co.
ING Financial Markets LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
MS Securities Services Inc.
SG Americas Securities, LLC
UBS Securities LLC

             THIRD AMENDMENT TO SECURITIES LENDING AGENCY AGREEMENT

      This Third Amendment to Securities Lending Agency Agreement is dated as of August 3, 2005 by and among Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust (each a "Trust"), business trusts organized under the laws of Massachusetts and registered with the Securities and Exchange commission under the 1940 Act, acting with respect to each series thereof as set forth on Exhibit A hereto (each a "Series") (each Trust on behalf of each of its respective Series thereof, each the "Fund") and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership with an office in Boston, Massachusetts (the "Agent").

      Whereas pursuant to a Securities Lending Agency Agreement dated as of March 27, 2003 by and among the Agent and each Fund (the "Agreement"), the Agent shall from time to time make loans of securities on behalf of each such Fund to an Approved Borrower (as defined in the Agreement) and the Approved Borrower shall pledge collateral therefore from time to time to the Fund;

      Whereas each Fund has requested, and the Agent has agreed, to allow each Fund's affiliated investment manager to invest cash collateral in affiliated money market mutual funds pursuant to the provisions of SEC Release No. 26907 June 14, 2005, and to make certain other modifications to the Agreement;

      Whereas the Funds and BBH have agreed to make certain modifications in the terms of the Agreement to accept certain new Approved Borrowers and Approved Persons, and to remove certain series each under the Agreement;

      Now therefore, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree to amend the Agreement as follows:

I. Amendment to the Agreement

1. Sections 7.1 and 7.2 of the Agreement are each hereby deleted in its entirety and the following is substituted therefore:

      "7.1 COLLATERAL INVESTMENT DIRECTION. The Fund hereby authorizes and directs BBH&Co. to cause to be invested, on the Fund's behalf and at the Fund's sole risk, all Collateral in the form of cash by effecting purchase and sales and/or subscriptions and redemptions of such Collateral in any Permitted Investments set forth on Schedule 5 hereto (which may from time to time be updated in writing by the Fund). Upon receipt of instructions (which may be in the form of a standing instruction) from the Fund, BBH&Co. shall, where applicable, send timely instructions to the transfer agent of a Permitted Investment with respect to any cash transfers required to be completed in conjunction with any subscription or redemption in one or more Permitted Investments.

      7.2 COLLATERAL INVESTMENT RISK. Any such investment shall be at the sole direction and risk of the Fund. Any income or gains and losses from investing and reinvesting any cash Collateral delivered by an Approved Borrower pursuant to an SLA as instructed by the Fund shall be at the Fund's risk, and the Fund agrees that to the extent any such losses reduce the amount of cash below the amount required to be returned to the Approved Borrower upon the termination of any loan (including any Cash Collateral Fee), the Fund will, on demand of BBH&Co., immediately pay or cause to be paid to such Approved Borrower an equivalent amount in cash."

      2.    The following new Section 7.3 is hereby added to the Agreement:

            "7.3 NO INVESTMENT ADVICE. The Fund understands and agrees that (i) BBH&Co. shall not provide investment advice or exercise any decision-making authority or control with respect to the investment of cash Collateral, (ii) any investment of cash Collateral in one or more Permitted Investments may only be effected upon the Fund's instruction to BBH&Co. (which may be in the form of a standing instruction), and (iii) BBH&Co. shall not be responsible for ensuring that the reinvestment of cash Collateral in Permitted Investments and the management of cash Collateral by the Fund and/or its affiliates is in compliance with SEC Release No. 26907 June 14, 2005. "

      3.    The following new Subsection 16.1 is hereby added to the Agreement:

            "16.1 REPRESENTATIONS. The Fund hereby represents and warrants that
            (a) the reinvestment of cash Collateral in each Permitted Investment is consistent with the Fund's investment policy and guidelines, and
            (b) the reinvestment of cash Collateral in each Permitted Investment and management of cash Collateral by the Fund and/or its affiliate is, and will at all times remain in compliance with SEC Release No. 26907 June 14, 2005."


      4. Schedule 1 (Exhibit A) of the Agreement is hereby deleted in its entirety, and Schedule 1 attached hereto is substituted therefore.

      5. Schedule 2 (Approved Borrowers) of the Agreement is hereby deleted in its entirety, and Schedule 2 attached hereto is substituted therefore.

      6. Schedule 5 (Permitted Investments) of the Agreement is hereby deleted in its entirety, and Schedule 5 attached hereto is substituted therefore.

      7. Schedule 6 (Approved Persons) of the Agreement is hereby deleted in its entirety, and Schedule 6 attached hereto is substituted therefore.


II.   Miscellaneous

      1. As amended hereby, all terms and provisions of the Agreement are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

      2. By signing below where indicated, each of the Agent and each Fund hereby ratifies and affirms each of the respective representations and warranties set forth in the Agreement and confirms that each such respective representation and warranty remains true and correct as of the date hereof.

      3. Upon receipt by the Agent of a fully executed copy of this Third Amendment, this Third Amendment shall be deemed to be executed as an instrument under seal and governed by such laws as provided in Section 24 of the Agreement. This Third Amendment may be executed in original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Third Amendment.

BROWN BROTHERS HARRIMAN & CO.

By:__/s/ Mark H. Payson Jr. ___________________
Name:
Title:  SVP

Touchstone Investment Trust for itself
and on behalf of each series thereof set forth in Exhibit A hereto

By:  _/s/ James Grifo__________________________
Name:    James Grifo
Title:

Touchstone Strategic Trust for itself
and on behalf of each series thereof set forth in Exhibit A hereto

By:  _/s/ James Grifo ______________
Name:    James Grifo
Title:

Touchstone Variable Series Trust for itself and on behalf of each series thereof set forth in Exhibit A hereto

By:  _/s/ James Grifo _____________
Name:    James Grifo
Title:

                                   SCHEDULE 1

All Securities held in each series set forth on Exhibit A hereto of Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust held in custody at BBH.

EXHIBIT A

Touchstone Investment Trust on behalf
of the following Series thereof:

Touchstone High Yield Fund
Touchstone Core Bond Fund

Touchstone Strategic Trust on behalf
of each of the following Series thereof:

Touchstone Enhanced 30 Fund
Touchstone Large Cap Growth Fund
Touchstone Growth Opportunities Fund
Touchstone International Equity Fund
Touchstone Value Plus Fund
Touchstone Small Cap Growth Fund
Touchstone Emerging Growth Fund
Touchstone Micro Cap Growth Fund

Touchstone Variable Series Trust on behalf of each of the following Series thereof:

Touchstone Balanced Fund
Touchstone Core Bond Fund
Touchstone Value Plus Fund
Touchstone Enhanced Dividend 30 Fund
Touchstone Eagle Capital Appreciation Fund
Touchstone Growth & Income Fund
Touchstone High Yield Fund
Touchstone Third Avenue Value Fund
Touchstone Emerging Growth Fund
Touchstone Baron Small Cap Fund

                                   SCHEDULE 2

Approved U.S. Borrowers

ABN AMRO Incorporated
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Bear, Stearns Securities Corp.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Fortis Securities LLC
Goldman Sachs & Co.
ING Financial Markets LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
MS Securities Services Inc.
SG Americas Securities, LLC
UBS Securities LLC

                                   SCHEDULE 5

                              PERMITTED INVESTMENTS
                               FOR CASH COLLATERAL


                   Touchstone Institutional Money Market Fund

Securities Lending Investment Fund, a series of the Brown Brothers Investment Trust

                                   SCHEDULE 6

                            LIST OF APPROVED PERSONS


For the Fund:                              For the Agent:

                                           Lisa M. Lambert
                                           Mark H. Payson
                                           Elizabeth A. Seidel
                                           Patricia R. Fallon
                                           Donald F. Jursek
                                           Eruch A. Mody
                                           Pearse D. McDowell
                                           William E. Locke